1 1 Keefe, Bruyette & Woods 2012 Boston Bank Conference February 29, 2012 Exhibit 99.2

2 2
FORWARD-LOOKING
FORWARD-LOOKING
INFORMATION
INFORMATION
During the course of our remarks today, we will make
During the course of our remarks today, we will make
certain predictive statements regarding our plans and
certain predictive statements regarding our plans and
strategies and anticipated financial effects to assist you
strategies and anticipated financial effects to assist you
better in understanding our company.
better in understanding our company.
These forward looking statements about future results
These forward looking statements about future results
are subject to risks and uncertainties.
are subject to risks and uncertainties.
Refer to our periodic reports on file with the SEC and the
Refer to our periodic reports on file with the SEC and the
slides at the end of this presentation regarding forward-
slides at the end of this presentation regarding forward-
looking statements for further detail in this regard.
looking statements for further detail in this regard.

Today’s Presentation
Today’s Presentation
Who we are
Who we are
Where we have been-how we got here
Where we have been-how we got here
Where we are going
Where we are going
Summary financial results
Summary financial results
Questions
Questions
3 3

5 5
Who We Are
Who We Are
Nearly twenty year-old community focused banking organization
Nearly twenty year-old community focused banking organization with approximately $16 billion in assets
with approximately $16 billion in assets
Fifteen community banks with strong ties to local residents and
Fifteen community banks with strong ties to local residents and business leaders in the Chicago and Milwaukee metropolitan markets business leaders in the Chicago and Milwaukee metropolitan markets
9 de novo charters established since 1991
9 de novo charters established since 1991
15
15
bank
bank
acquisitions
acquisitions
since
since
the
the
4
4
th
qtr
qtr
2003,
2003,
including
including
7
7
FDIC-assisted
FDIC-assisted
acquisitions in 2010-2012 (some were merged into existing charters)
acquisitions in 2010-2012 (some were merged into existing charters)
A small branch acquisition completed in October 2010 in Naperville,
A small branch acquisition completed in October 2010 in Naperville,
IL.  Total deposits acquired were approximately $23 million
IL.  Total deposits acquired were approximately $23 million
101 existing banking locations
101 existing banking locations
In our early years and by design, the vast majority of customers
In our early years and by design, the vast majority of customers didn’t even know Wintrust existed --
didn’t even know Wintrust existed --
as you will see later, this is
as you will see later, this is
changing
changing

6 6
Who We Are -
Who We Are -
Company Overview
Company Overview
Community
Banking
Specialty Finance
Wealth
Management
Fifteen community
banks
Chicago and
Milwaukee
metropolitan markets
101 locations
Full product suite –
home equity, home
mortgage, consumer,
real estate and
commercial loans, safe
deposit facilities, ATMs,
& internet banking
Wintrust Mortgage
National mortgage
production capabilities
with focus on Chicago
metropolitan area
Two finance
companies – premium
finance and account
receivables
Loan production to
optimize banks’
balance sheets
First Insurance
Funding
P&C
Life Insurance
Tricom- Temporary
help industry
processing and
financing
Other niches (including
housing associations,
franchise lending,
mortgage warehouse
lending, indirect auto
lending – to name a
few)
Wayne Hummer
acquired in
2002, and 4
subsequent
acquisitions
$13+ bn in AUM
Brokerage,
asset
management
and trust
capabilities
Commercial
Banking
HAVE HAVE IT IT ALL ALL – Big Big
Bank Resources, Bank Resources,
Community Bank Community Bank
Service Service
Chicago and Chicago and
Milwaukee Milwaukee
downtown lending downtown lending
offices offices
All community All community
banks banks
Full Full product product suite suite –
commercial loans,  commercial loans,
treasury treasury
management,  lock management,  lock
box services, box services,
international international
Focus Focus on on middle-
market C&I C&I
Added over 50 new Added over 50 new
lenders since the lenders since the
beginning of 2009. beginning of 2009.

7 7 Asset Growth – Asset Growth – Internal / Acquired Internal / Acquired (in millions) (in millions)

8 8 Banking Locations Banking Locations

9 A Leading Chicago Bank Beginning of 2010 At December 31, 2011 Wintrust Banks: Recent Growth in Locations Wintrust Banks: Recent Growth in Locations

10 10
Chicago and Milwaukee metropolitan markets
Chicago and Milwaukee metropolitan markets
Initially focused on high net worth areas. Have
Initially focused on high net worth areas. Have
since moved into broader market
since moved into broader market
Flexibility to continue to profitably penetrate
Flexibility to continue to profitably penetrate
broader market
broader market
Downtown Chicago focusing on corporate and
Downtown Chicago focusing on corporate and
commercial customers
commercial customers
Positioned as local alternatives to the “Big Banks”
Positioned as local alternatives to the “Big Banks”
We know our communities extremely well
We know our communities extremely well
Personalized service, creative marketing and
Personalized service, creative marketing and
employee involvement
employee involvement
Have taken advantage of big-bank consolidation
Have taken advantage of big-bank consolidation
and market dislocation to grow quickly
and market dislocation to grow quickly
Vigorously defend and grow market share
Vigorously defend and grow market share
Who We Are -
Who We Are -
Core Strategy
Core Strategy
Good Markets
Consistent strategy for twenty years
Community
Focused
Market Share
Growth

11 11
Funding
Funding
Assets
Assets
Who We Are -
Who We Are -
Operating Strategy
Operating Strategy
Loan-to-deposit ratio 85% - 90%
Generate ~ two-thirds of loan
volume from banks
Remaining loan volume from niche
businesses
First Insurance Funding
Tricom
Other (including housing
associations, franchise lending,
mortgage warehouse lending,
indirect auto -- to name a few)
Consistent, conservative credit
standards
Manage risk through portfolio
diversification and decentralized
structure
Minimal "nuisance fees", if at all
Same or better products and delivery
- differentiate with service
Technology as the great equalizer
Strong, diversified funding base
Recent markets have proven the
value of that approach
Franchise is built on deposit funding
87% of total funding
Substantially all deposits are
customer generated
Approximately 4% traditional
brokered deposits
Goal is to be top two in both deposit
market share and household
penetration in each banks’ local
market area

12 12
Deposit Market Share-Chicago MSA
Deposit Market Share-Chicago MSA
As of June 30, 2011 and 2010
As of June 30, 2011 and 2010
At June 30, 2011 At June 30, 2011 At June 30, 2010 At June 30, 2010
In-market Deposit In-market Deposit
2011 2011 Deposit Deposit Market Market Deposit Deposit Market Market
Rank Rank Bank Holding Company Bank Holding Company Dollars Dollars Share % Share % Dollars Dollars Share % Share %
1. 1. JP Morgan Chase & Co. ** JP Morgan Chase & Co. ** $ 57.9 BB $ 57.9 BB 19.8% 19.8% $49.2 BB $49.2 BB 17.2% 17.2%
2. 2. Bank of Montreal ** Bank of Montreal ** $ 33.3 BB $ 33.3 BB 11.4% 11.4% $26.7 BB $26.7 BB 9.4% 9.4%
3. 3. Bank of America ** Bank of America ** $ 25.1 BB $ 25.1 BB 8.6% 8.6% $32.0 BB $32.0 BB 11.2% 11.2%
4. 4. Northern Trust Corporation Northern Trust Corporation $ 18.9 BB $ 18.9 BB 6.4% 6.4% $12.7 BB $12.7 BB 4.4% 4.4%
5. 5. PNC Financial Services Group** PNC Financial Services Group** $ 11.9 BB     4.1% $ 11.9 BB     4.1% $13.0 BB $13.0 BB 4.6% 4.6%
6. 6. Wintrust Financial Corp. Wintrust Financial Corp. $10.7 BB $10.7 BB 3.7% 3.7% $10.2 BB $10.2 BB 3.6% 3.6%
7. 7. Citigroup Inc. ** Citigroup Inc. ** $   9.4 BB $   9.4 BB 3.2% 3.2% $  9.9 BB $  9.9 BB 3.5% 3.5%
8. 8. PrivateBancorp, Inc. PrivateBancorp, Inc. $   8.7 BB $   8.7 BB 3.0% 3.0% $  9.0 BB $  9.0 BB 3.2% 3.2%
A Leading Chicago bank
Source:  FDIC Website – Summary of Deposits as of June 30, 2011 and 2010
Market share data is for the Chicago Metropolitan Statistical Area
** - Corporate Headquarters is out-of-state

How We Got Here How We Got Here 13 13

14 14
Consistent Strategy –
Consistent Strategy –
Changing Tactics
Changing Tactics
(1991-2005)
(2010-11)
(2008) (2009) (2006-07)
Organic & Organic &
Acquisition Growth Acquisition Growth
7 traditional bank 7 traditional bank
acquisitions since 2003 acquisitions since 2003
9 de novo charters since 9 de novo charters since
1991 1991
“Rope - A – Dope”
Slowed growth
Maintained extremely
conservative underwriting
Reduced relative cost of
funds
Controlled expenses
“Off the Ropes”
Life insurance premium finance
acquisition
PMP acquisition (in late Dec ’08)
Over 50 new lenders hired since Jan
‘09
Loans $800 mm in 2009
Deposits $1.5 bn in 2009
Organic & Acquisition Growth
Take advantage of “dislocation”
Consistent loan growth – approx. $1.8
billion since 2009 (excl. covered loans)
6 FDIC-assisted transactions
Acquired 1 branch in Naperville,
Acquired asset management firm with
approx. $2.4 bn in AUM
Acquired Elgin State Bank (unassisted)
Raised capital-RETIRED TARP
WINTRUST
TACTICS
CREDIT
CYCLE
Capital & TARP-CPP
Focused on minimizing dilution to
shareholders
Q3’08 – raised $50 mm of convertible
preferred
Dec. ’08 - $250 mm TARP-CPP
Healthy
Restrained
Recovery
The Perfect
Storm
Stabilization
Storm Clouds
Gather
Warning signs 1Q’06
Disadvantageous yield curve
Loosened credit standards
Credit spreads moved to
unacceptable levels
Compound Annual Growth Rates
1991-2005 2006-2007 2007-2008 2008-2009 2009-2010 2010-2011
Asset Growth         43.4%                      -2.1%                    13.8%                  14.6%            14.4%             13.7%

15 15
Compound Annual Growth Rates
Compound Annual Growth Rates
Through 2005
Through 2005
(Years ended December 31, 2005)
(Years ended December 31, 2005)
1 year
1 year
2 year
2 year
3 year    4 year    5 year
3 year    4 year    5 year
• •
Revenues
Revenues
27.6%
27.6%
26.8    25.0%    31.8%    31.4%
26.8    25.0%    31.8%    31.4%
• •
Net Income
Net Income
30.5
30.5
32.6
32.6
34.0
34.0
38.1        43.1
38.1        43.1
• •
EPS (diluted)
EPS (diluted)
17.5
17.5
17.9
17.9
19.8
19.8
21.3        27.1
21.3        27.1
• •
Assets
Assets
27.4
27.4
31.2
31.2
30.0
30.0
31.9        31.2
31.9        31.2
• •
Loans
Loans
19.9
19.9
25.7
25.7
26.8
26.8
26.8        27.5
26.8        27.5
• •
Deposits
Deposits
31.8
31.8
31.8
31.8
29.6
29.6
30.6        29.8
30.6        29.8

16 16
So How Did Wintrust Fare??
So How Did Wintrust Fare??
Remained profitable throughout the cycle.
Remained profitable throughout the cycle.
We have taken advantage of the many opportunities
We have taken advantage of the many opportunities
which are always present in adverse credit cycles
which are always present in adverse credit cycles
Dislocated people
Dislocated people
Dislocated assets
Dislocated assets
Dislocated banks
Dislocated banks
Key Financial Goals
Key Financial Goals
Increase pre-tax pre-provision adjusted earnings
Increase pre-tax pre-provision adjusted earnings
Move bad assets out
Move bad assets out

17 17
Taking Advantage of Dislocations
Taking Advantage of Dislocations
Dislocated People
Dislocated People
Dislocated Assets
Dislocated Assets
Dislocated Banks
Dislocated Banks
FIFC purchased a
portfolio of domestic life
insurance premium
finance loans and certain
related assets from
indirect wholly-owned
subsidiaries of AIG
Aggregate balance of
approximately $1.03
billion
Purchase price of $746
million
Resulting discount of
$287 million
Pre-tax bargain
purchase price gain of
$167 million
First purchase: July 28,
2009
Smaller, second
purchase: October 2,
2009
Set up downtown
Chicago office to capture
core commercial and
industrial (C&I) business
Added 50+ lenders since
the beginning of 2009
added throughout the
organization
Adding talented staff in
other areas to support
our growth and to stay
out in front on product
delivery systems and
regulatory changes.
Since April 2010, acquired
seven failed banks from the
FDIC - they cover the
majority of losses
Very disciplined bids-
$71 million in Bargain
Purchase Gains  (BPG)
recorded in 2010/2011
Accretive to earnings
Strategic as we moved
into contiguous markets
not served by us
We intend to assimilate
and then aggressively
grow these acquisitions
to be market leaders
Acquired a branch with
$23 million in deposits in
Naperville, IL in 2010
Acquired a non-assisted
bank with 3 branches in
3Q11
Acquired 3 bank facilities
from the FDIC

FDIC-Assisted Transactions
FDIC-Assisted Transactions
18 18
Bank Date of
Acquisition
Number
Of
Branches
Fair Value
of Asset
Acquired
(in 000s)
Fair Value of
Loans
Acquired
(in 000s)
Fair Value of
Liabilities
Acquired
(in 000s)
Bargain
Purchase
Gain
Lincoln Park 4/23/2010 4 157,078 103,420 192,018 $4.2MM
Wheatland 4/23/2010 1 343,870 175,277 415,560 $22.3 MM
Ravenswood 8/6/2010 2 173,919 97,956 122,943 $6.8 MM
Community First
Bank
2/4/2011 1 50,891 27,332 49,779 $2.0 MM
The Bank of
Commerce
3/25/11 1 173,986 77,887 168,472 $8.6 MM
First Chicago
Bank
7/8/11 7 768,873 330,203 741,508 $27.4 MM
Total through
2011
16 1,668,617 812,075 1,690,280 $71.3 MM
Additionally, acquired Charter National Bank & Trust on February 10, 2012 in an FDIC-assisted transaction with two branches and approximately $90 million in assets and deposits.

19 19 Consolidated Net Income Consolidated Net Income (before Preferred Dividends, in 000s) (before Preferred Dividends, in 000s)

20 20
Annual “Pre-tax Adjusted Earnings”
Annual “Pre-tax Adjusted Earnings”
(in 000s)
(* - Annualized)
“Pre-tax Adjusted Earnings” are calculated by removing from reported Pre-tax earnings the following categories:
Provision for Credit Losses; OREO Related Costs; Mortgage Recourse Obligations on Loans Previously Sold;
Covered Loan Expense; Mortgage Servicing Rights Fair Value adjustments; Bargain Purchase Gains; Gains or
Losses on from Investments in Limited Partnerships; Trading Gains or Losses; and Securities Gains or Losses.
Further information regarding the calculation methodology is available in our news release filed on Form 8-K dated January 18, 2012 under the section titled “Supplemental Financial Measures/Ratios”.

LOAN GROWTH LOAN GROWTH (excluding Loans Held for Sale) (excluding Loans Held for Sale) 21 21 (in millions) Loan pipelines remain good

22 22 Non-Performing Asset Ratio Non-Performing Asset Ratio Wintrust vs. Peer Group Wintrust vs. Peer Group Peer Group Data is per the Federal Reserve’s Bank Holding Company Performance Report

23 23 Net Charge-offs Ratio Net Charge-offs Ratio Wintrust vs. Peer Group Wintrust vs. Peer Group Peer Group Data is per the Federal Reserve’s Bank Holding Company Performance Report

24 24
Capital Summary
Capital Summary
Enhance and maintain strong capital ratios
12/31/09 12/31/10 12/30/11
Tier 1 Risk-based capital 11.0%      12.5%      11.8%
Total capital ratio 12.4%      13.8%      13.0%
Leverage ratio 9.3%      10.1%        9.4%
Tangible common equity ratio 4.7%        8.0%       7.5%
Provide flexibility for growth
Organic growth & lending opportunities
Portfolio and business acquisitions
2010 Capital Activity
March 2010 – Sale of Common Stock (+$210 mm)
December 2010- Sale of Common Stock and TEUs (+$327 mm)
Repaid TARP-CPP in December 2010  (-$250 mm)

Financial Overview –
Financial Overview –
Wintrust Has Consistently Grown
Wintrust Has Consistently Grown
Tangible Book Value Per Share Through Cycles
Tangible Book Value Per Share Through Cycles
Tangible Common Book Value Per Share
Tangible Common Book Value Per Share
$26.66*
* Proforma assuming tangible equity units convert at a maximum price of $37.50

26 26
Financial Overview –
Financial Overview –
Capital Components
Capital Components
(in millions)
(in millions)
- Common Shareholders Equity
- Trust Preferred Securities
- Subordinated Debt
- Preferred Securities

Wintrust Strategy for 2012 Wintrust Strategy for 2012 and Beyond and Beyond Back to the Future Back to the Future 27 27

28 28
Back to the Future
Back to the Future
Strategy for 2012 and Beyond
Strategy for 2012 and Beyond
This cycle isn’t over yet so we need to proceed cautiously in
This cycle isn’t over yet so we need to proceed cautiously in all of our endeavors
all of our endeavors
Continue to increase core earnings
Continue to increase core earnings
Continue to expeditiously remove problem assets from the
Continue to expeditiously remove problem assets from the
balance sheet
balance sheet
Plan is to return to the growth mode experienced in the first
Plan is to return to the growth mode experienced in the first
15 years of our existence with an overriding emphasis on
15 years of our existence with an overriding emphasis on
achieving superior profitability
achieving superior profitability
Organic growth
Organic growth
New hires
New hires
Chicago office
Chicago office
Selective, opportunistic acquisitions in all areas of our business
Selective, opportunistic acquisitions in all areas of our business
Continue to locate “dislocations”
Continue to locate “dislocations”
in the market and take advantage
in the market and take advantage
of them
of them
Never take our eye off the major operating tenet that made
Never take our eye off the major operating tenet that made
us successful throughout the years-Service, Service, Service us successful throughout the years-Service, Service, Service

Expected Pre-tax Adjusted Earnings
Expected Pre-tax Adjusted Earnings
Improvements
Improvements
“Pre-tax adjusted earnings”
“Pre-tax adjusted earnings”
annualized run rate
annualized run rate
$229 million run rate in the 4
$229 million run rate in the 4
th
Quarter of 2010
Quarter of 2010
$243 million run rate in the 4
$243 million run rate in the 4
th
Quarter of 2011
Quarter of 2011
Subject to market and other conditions, including interest
Subject to market and other conditions, including interest
Continued deposit re-pricing
Continued deposit re-pricing
Organic growth
Organic growth
Income from additional acquisitions
Income from additional acquisitions
29 29
rate environments, liquidity positions and other factors
rate environments, liquidity positions and other factors
influencing growth, pre-tax, pre-provision adjusted
influencing growth, pre-tax, pre-provision adjusted
earnings could benefit from the following:
earnings could benefit from the following:

Organic Growth and Branding
Organic Growth and Branding
Organic Growth-going back to pre Rope-A-Dope model
Organic Growth-going back to pre Rope-A-Dope model
Expect each bank to grow $75 million per year
Expect each bank to grow $75 million per year
Expect each bank to open a branch every two years
Expect each bank to open a branch every two years
The Wintrust Brand
The Wintrust Brand
By design becoming more prevalent and recognized over the last two
By design becoming more prevalent and recognized over the last two years
years
Wintrust Wintrust Wealth Wealth Management, Management, Wintrust Wintrust Mortgage Mortgage Co., Co., Wintrust Wintrust Commercial Commercial
Banking Banking
Recently began to offer full affiliate banking to all of our customers
Recently began to offer full affiliate banking to all of our customers
Each of our banks will take on the sub-brand of “A Wintrust
Each of our banks will take on the sub-brand of “A Wintrust
Community Bank”
Community Bank”
in order to take advantage of our network
in order to take advantage of our network
Will Will not not lose lose positioning positioning of of the the local local alternative alternative to to the the big big banks banks
Rather, Rather, we we are are a a consortium consortium of of community community banks banks that that give give customers customers the the best best of of all worlds-community banks service with big bank products
“Have it All”
30 30

31 31
Penetrate new markets with community banking model
Penetrate new markets with community banking model
Within 1½
Within 1½
hours of Wintrust headquarters
hours of Wintrust headquarters
Acquired entities with existing management that wish to continue
Acquired entities with existing management that wish to continue to grow
to grow
Acquisitions in specialty finance and wealth management
Acquisitions in specialty finance and wealth management
Must complement existing franchise, be a strategic new business
Must complement existing franchise, be a strategic new business line, or add/improve customer products and services
line, or add/improve customer products and services
Acquired Great Lakes Advisors in July 2011
Acquired Great Lakes Advisors in July 2011
Canadian premium finance business acquisition announce in
Canadian premium finance business acquisition announce in
February
February
2012.
2012.
Closing
Closing
expected
expected
by
by
early
early
2
2
Quarter
Quarter
of
of
2012
2012
Evaluating FDIC-assisted and unassisted bank deals
Evaluating FDIC-assisted and unassisted bank deals
Completed seven FDIC-assisted transactions since April 2010
Completed seven FDIC-assisted transactions since April 2010
Acquired a separate branch location in Naperville, IL in October
Acquired a separate branch location in Naperville, IL in October
2010 through an unassisted transaction
2010 through an unassisted transaction
Acquired a bank in Elgin, IL in Sept. 2011 (not FDIC-assisted)
Acquired a bank in Elgin, IL in Sept. 2011 (not FDIC-assisted)
Branch and trust operation acquisition is pending
Branch and trust operation acquisition is pending
Focus
Focus
on
on
earnings
earnings
accretion
accretion
and
and
improving
improving
franchise
franchise
value
value
Growth Strategy -
Growth Strategy -
Expansion
Expansion
nd

Growth Strategy –
Growth Strategy –
Market Conditions
Market Conditions
Our opinion is that about half of the customers in the
Our opinion is that about half of the customers in the
market prefer a local community oriented bank while the
market prefer a local community oriented bank while the
other half prefer a large banking organization.
other half prefer a large banking organization.
We believe our structure (multiple charters with locally
We believe our structure (multiple charters with locally
engaged management and the resources of a larger
engaged management and the resources of a larger
institution) will allow us to take advantage of the existing institution) will allow us to take advantage of the existing market conditions.  Specifically, we believe:
market conditions.  Specifically, we believe:
Banks
Banks
under
under
$1
$1
billion
billion
in
in
assets
assets
will
will
find
find
it
it
hard
hard
to
to
operate
operate
and
and
grow due to:
grow due to:
Increased regulatory burden
Increased regulatory burden
Difficulty in competing for high quality assets
Difficulty in competing for high quality assets
Difficulty in accessing capital for growth
Difficulty in accessing capital for growth
We are a logical partner for these banks and a logical
We are a logical partner for these banks and a logical
bank
bank
for
for
their
their
customers
customers
to
to
HAVE
HAVE
IT
IT
ALL™
ALL™
with
with
Wintrust
Wintrust
32 32

Why Invest in Wintrust?
Why Invest in Wintrust?
Managing well through the cycle-consistently profitable
Managing well through the cycle-consistently profitable
with strong core earnings growth
with strong core earnings growth
Asset quality position is manageable and better than
Asset quality position is manageable and better than
peer group and should allow us to be first out of this
peer group and should allow us to be first out of this
cycle
cycle
Strong capital position-NO TARP overhang
Strong capital position-NO TARP overhang
Enviable core deposit franchise in market area
Enviable core deposit franchise in market area
Differentiated, highly diversified and sustainable
Differentiated, highly diversified and sustainable
business model
business model
Well positioned to take advantage of industry
Well positioned to take advantage of industry
consolidation
consolidation
We believe our stock is underpriced relative to current
We believe our stock is underpriced relative to current
market metrics and relative positioning among local
market metrics and relative positioning among local
peers
peers
33 33

34 34

Supplemental Financial Supplemental Financial Data Data

36 36 Total Assets Total Assets (in millions)

37 37 Historical Growth Historical Growth

38 38 Asset Growth of Banks by Year Asset Growth of Banks by Year (in millions)

39 39 Net Interest Margin Net Interest Margin (fully taxable equivalent) (fully taxable equivalent)

40 40
- Net interest income
- Non-interest income
(in 000s)
Revenue Growth by Quarter
Revenue Growth by Quarter
(excluding Bargain Purchase Gains recorded in 3Q09 through 4Q11)
(excluding Bargain Purchase Gains recorded in 3Q09 through 4Q11)

41 41
EPS Growth
EPS Growth
Annual
Quarterly
4
th
Quarter and full year 2010 amounts exclude $(0.33) and $(0.36) per diluted common share as a result of the deemed preferred stock dividend resulting from the repurchase of the TARP-CPP preferred stock.

42 42 Net Overhead Ratio & Efficiency Ratio Net Overhead Ratio & Efficiency Ratio

43 43
Diversified Loan Portfolio
Diversified Loan Portfolio
Composition as of December 31, 2011 -
Composition as of December 31, 2011 -
$11.2 Billion
$11.2 Billion
(excludes loans held for sale)
(excludes loans held for sale)
Commercial
and Industrial
Premium Finance –
Life Insurance
Res. R/E
Home Equity
Other
Other Commercial Niches
Commercial
Real Estate
Premium Finance –
Commercial
Covered Loans

44 44
Ending Loan-to-Deposit/Secured
Ending Loan-to-Deposit/Secured
Borrowing Ratio*
Borrowing Ratio*
(excludes loans held for sale)
(excludes loans held for sale)
*Includes $600 million of secured borrowing related to the commercial premium finance loan securitization for which the related loans are recorded on the balance sheet beginning in 2010.

45 45
Non-Performing Assets to Total Assets
Non-Performing Assets to Total Assets
(NPAs include NPLs and OREO and exclude covered loans)
(NPAs include NPLs and OREO and exclude covered loans)
Assets
in millions
Peer Group-2003 = 0.58%
Peer Group-2004 = 0.45%
Peer Group-2005 = 0.42%
Peer Group-2006 = 0.43%
Peer Group-2007 = 0.80%
Peer Group-2008 = 1.97%
Peer Group-2009 = 3.16%
Peer Group-2010 = 2.77%
Peer Group Data is per the Federal Reserve’s Bank Holding Company Performance Report

46 46
Net Charge-offs to Total Average Loans
Net Charge-offs to Total Average Loans
Loans
In millions
Peer Group-2003 = 0.33%
Peer Group-2004 = 0.21%
Peer Group-2005 = 0.18%
Peer Group-2006 = 0.15%
Peer Group-2007 = 0.27%
Peer Group-2008 = 1.10%
0.31%
Peer Group Data is per the Federal Reserve’s Bank Holding Company Performance Report
Peer Group-2010 = 2.04%
Peer Group-2009 = 2.33%

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of federal securities laws.
Forward-looking information can be identified through the use of words such as “intend,” “plan,”
“project,” “expect,” “anticipate,” “believe,” “estimate,” “contemplate,” “possible,” “point,” “will,”
“may,” “should,” “would” and “could.” Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management’s expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of the Company’s 2010 Annual Report on Form 10-K and in any of the Company’s
subsequent SEC filings. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation
Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company’s future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time, and management’s long-term performance goals, as well as statements relating to the anticipated effects on financial condition and results of operations from expected developments or events, the
Company’s business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following:
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FORWARD-LOOKING STATEMENTS (cont.)
FORWARD-LOOKING STATEMENTS (cont.)
• negative economic conditions that adversely affect the economy, housing prices, the job market and other factors that may affect the Company’s liquidity and the performance of its loan portfolios, particularly in the markets in which it operates;
• the extent of defaults and losses on the Company’s loan portfolio, which may require further increases in its allowance for credit losses;
• effects of the potential delay or failure of the U.S. federal government to pay its debts as they become due or make payments in the ordinary course;
• estimates of fair value of certain of the Company’s assets and liabilities, which could change in value significantly from period to period;
• changes in the level and volatility of interest rates, the capital markets and other market indices that may affect, among other things, the Company’s liquidity and the value of its assets and liabilities;
• a decrease in the Company’s regulatory capital ratios, including as a result of further declines in the value of its loan portfolios, or otherwise;
• legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies, including those resulting from the Dodd-Frank
Act;
• restrictions upon our ability to market our products to consumers and limitations on our ability to profitably operate our mortgage business resulting from the Dodd-Frank Act;
• increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the current regulatory environment, including the Dodd-Frank Act;
• changes in capital requirements resulting from Basel II and III initiatives;
• increases in the Company’s FDIC insurance premiums, or the collection of special assessments by the FDIC;
• losses incurred in connection with repurchases and indemnification payments related to mortgages;

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FORWARD-LOOKING STATEMENTS (cont.)
FORWARD-LOOKING STATEMENTS (cont.)
• competitive pressures in the financial services business which may affect the pricing of the Company’s loan and deposit products as well as its services (including wealth management services);
• delinquencies or fraud with respect to the Company’s premium finance business;
• failure to identify and complete favorable acquisitions in the future or unexpected difficulties or developments related to the integration of recent or future acquisitions;
• unexpected difficulties and losses related to FDIC-assisted acquisitions, including those resulting from our loss-sharing arrangements with the FDIC;
• credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company’s premium finance loans;
• any negative perception of the Company’s reputation or financial strength;
• the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank;
• the ability of the Company to attract and retain senior management experienced in the banking and financial services industries;
• the Company’s ability to comply with covenants under its securitization facility and credit facility;
•
unexpected difficulties or unanticipated developments related to the Company’s strategy of de novo bank formations and openings, which typically require over 13 months of operations before becoming profitable due to the impact of organizational and overhead expenses, the startup phase of generating deposits and the time lag typically involved in redeploying deposits into attractively priced loans and other higher yielding earning assets;
• changes in accounting standards, rules and interpretations and the impact on the Company’s financial statements;
• adverse effects on our operational systems resulting from failures, human error or tampering;
• significant litigation involving the Company; and
• the ability of the Company to receive dividends from its subsidiaries.

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FORWARD-LOOKING STATEMENTS (cont.)
FORWARD-LOOKING STATEMENTS (cont.)
Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements.
The reader is cautioned not to place undue reliance on any forward-looking statement made by or on behalf of
Wintrust. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this press release. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and
Exchange Commission and in its press releases.

51 51 Questions Questions